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                             Prospectus Supplement
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                                HSBC FUNDS TRUST

                              CASH MANAGEMENT FUND
                          GOVERNMENT MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                      NEW YORK TAX-FREE MONEY MARKET FUND
                               (the "HSBC Funds")

                      SUPPLEMENT DATED SEPTEMBER 18, 2001
                       TO PROSPECTUS DATED APRIL 30, 2001

The following is a Supplement to the Funds' Prospectus dated April 30, 2001 (the "Prospectus"). This Supplement should be read in conjunction with the Prospectus.

               On September 17, 2001, the HSBC Funds entered into an agreement with The Bank of New York by which the HSBC Funds are proposed to be merged into the BNY Hamilton Funds on a tax-free basis, subject to shareholder approvals.

               The Board of Trustees of the HSBC Funds unanimously approved the proposed merger with the BNY Hamilton Funds because of The Bank of New York's excellent investment performance and reputation, its high quality of services and lower expenses.

               The Board of Trustees of the HSBC Funds has requested that the appropriate proxy materials be prepared and filed with the Securities and Exchange Commission later this month so that the proxy solicitation may begin prior to the end of October. The Board of Trustees of the HSBC Funds had approved a similar merger with another investment adviser, however, discussions with that adviser were discontinued when the parties were unable to reach a definitive agreement.
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               HSBC Asset Management resigned as the investment adviser of the
     HSBC Funds effective September 28, 2001. Starting on September 29, 2001, The Bank of New York will provide investment advisory services to the HSBC Funds on an interim basis while the proposed merger into the BNY Hamilton Funds is pending. The Bank of New York will render its investment advisory services on the same terms, including the advisory fees, as currently rendered by HSBC Asset Management.